UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2008

VILLAGEEDOCS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31395	33-0668917
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1401 N. Tustin Ave., Suite 230
Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      __Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      __Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       __Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       __Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Item 2.01             Completion of Acquisition on Disposal of Assets.

Item 3.02             Unregistered Sales of Equity Securities.

Acquisition of 100% of the Outstanding Stock of Decision Management Company, Inc. dba Questys Solutions, Inc.

On August 4, 2008, the Registrant completed the purchase of 100% of the issued and outstanding capital stock of Decision Management Company, Inc. dba Questys Solutions, Inc. ("Questys" or "QSI"), from its sole shareholder, Vojin Hadzi-Pavlovic and Gloria Hadzi-Pavlovic, Tenants in Common (the "Pavlovics", "Questys Shareholder").  The effective date of the acquisition is August 1, 2008.

The Registrant purchased Questys with $300,000 in cash, a secured promissory note in the amount of $900,000 (the "Pavlovic Note"), and 22 million shares of the Registrant's restricted common stock.   The Pavlovic Note is non-interest bearing and may be prepaid in whole or in part at any time without penalty and is due on August 1, 2011.  Principal payments are due in three equal annual installments of $300,000 each on August 1, 2009, August 1, 2010, and August 1, 2011.  The Pavlovic Note is secured by certain assets of Questys as defined in a Security Agreement dated as of August 1, 2008.  Payment obligations under the Pavlovic Note are subordinate in certain respects to the rights of the Private Bank of the Peninsula ("Senior Lender") to the extent set forth in a Subordination Agreement dated as of August 1, 2008.

The terms of the purchase were the result of arms-length negotiations.  The Pavlovics were not previously affiliated with the Registrant.

Questys is a California corporation formed in 1981 and is headquartered in Mission Viejo, California.  Questys provides products and services for document and content management, document archiving, document imaging, automated data capture, electronic agenda management, and business process workflow.  Questys has clients in a number of markets, including corporate, government, healthcare, financial services, education, legal, law enforcement, manufacturing, and retail.

Effective August 1, 2008, the Registrant and Andre Hadzi-Pavlovic, the son of the Questys Shareholder, entered into an Employment Agreement (the "Employment Agreement")   with a term of two years from August 1, 2008.    The Employment Agreement provides that, the term of the agreement shall automatically be extended for successive one year renewal terms, provided that if either Mr. Hadzi-Pavlovic or the Registrant gives the other party at least thirty days advance written notice of his or its intention to not renew the agreement for an additional term, the agreement will terminate upon the expiration of the current term. Pursuant to the employment agreement, Mr. Hadzi-Pavlovic will receive a base salary of $175,000 and has been granted options to purchase 4,000,000 shares of the Registrant's common stock at $0.02 per share, 2,000,000 of which will vest over a two year period from August 1, 2008 and 2,000,000 of which will vest over a five year period from August 1, 2008.  Mr. Hadzi-Pavlovic is entitled to participate in any benefits plans maintained by the Registrant for its employees and is entitled to four weeks annual vacation.  He is also entitled to be reimbursed for business expenses incurred by him in promoting the Registrant's business.  If his employment is terminated for reasons other than death, disability, cause, or voluntary termination by Mr. Hadzi-Pavlovic, the Registrant will be obligated to make monthly payments to him for the remaining term of the agreement equal to one-twelfth (1/12th) of his annual base salary, as in effect on the date of termination.  The foregoing description of the Employment Agreement is qualified in its entirety by reference to the actual terms of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

The Registrant funded the requirement for the initial $300,000 payment to the Pavlovics from the proceeds of a $300,000 related party secured promissory note offering subscribed to by The Silver Lake Group, LLC on August 4, 2008 (the "Silver Lake Note").  The Silver Lake Group is owned by Ricardo A. Salas.  Mr. Salas is a Director of the Registrant.  The Silver Lake Note is due on October 31, 2008 and bears interest at a rate of nine percent (9%) per annum.  The Silver Lake Note is secured by the accounts receivable of GoSolutions, Inc., a wholly-owned subsidiary of the Registrant, as defined in a Security Agreement dated as of August 1, 2008.  Payment obligations under the Silver Lake Note are subordinate in certain respects to the rights of the Senior Lender to the extent set forth in a Subordination Agreement to be entered into effective August 1, 2008.

A finder's fee is due to Agile Equity in connection with the acquisition of Questys.  The Registrant is currently in negotiations with Agile Equity regarding the payment of the fee.  The amount of such fee is not expected to exceed $125,000.

The foregoing description of the Stock Purchase Agreement, Security Agreements, Subordination Agreements, Pavlovic Note, Silver Lake Note, and the Employment Agreement is qualified in its entirety by reference to the actual terms of each agreement, copies of which are attached hereto as Exhibits and which are incorporated by reference herein.

Item 8.01               Other Events.

On August 5, 2008, the Registrant issued a press release announcing the acquisition of Questys.  A copy of the press release is furnished hereto as Exhibit 99.9.

Limitation on Incorporation by Reference

The information in this Report furnished pursuant to Item 8.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing references this Item 8.01 of this Form 8-K.  The information set forth in Item 8.01 of this report shall not deemed an admission as to the materiality of any information in this report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The audited financial statements of Questys will be filed as an amendment to this Form 8-K in accordance with Rule 3-05 of Regulation S-X.

(b)  Pro Forma Financial Information.

The unaudited pro forma financial statements of the Registrant and Questys giving effect to the acquisition will be filed as an amendment to this Form 8-K in accordance with Rule 3-05 of Regulation S-X.

(c)     Exhibits

Exhibit No.	Description

99.1

Stock Purchase Agreement dated as of August 1, 2008 by and among VillageEDOCS, Inc. and Decision Management Company, Inc. d/b/a Questys Solutions, Inc. and Its Sole Shareholder, Vojin Hadzi-Pavlovic and Gloria Hadzi-Pavlovic, Tenants In Common.

99.2	Promissory Note of VillageEDOCS, Inc. dated August 1, 2008 for $900,000 held by Vojin Hadzi-Pavlovic and Gloria Hadzi-Pavlovic, Tenants In Common.

99.3

Security Agreement dated as of August 1, 2008, by and among VillageEDOCS, Inc, Decision Management Company, Inc. d/b/a Questys Solutions, Inc. and Vojin Hadzi-Pavlovic and Gloria Hadzi-Pavlovic, Tenants In Common.

99.4	Subordination Agreement dated as of August 1, 2008 by and between The Private Bank of the Peninsula and Vojin Hadzi-Pavlovic and Gloria Hadzi-Pavlovic, Tenants In Common.

99.5	Employment Agreement dated as of August 1, 2008 by and between VillageEDOCS, Inc. and Andre Hadzi-Pavlovic.

99.6	Form of Promissory Note of VillageEDOCS, Inc. dated August 1, 2008 for $300,000 held by The Silver Lake Group, LLC.

99.7	Form of Security Agreement dated as of August 1, 2008, by and among VillageEDOCS, Inc, GoSolutions, Inc., and The Silver Lake Group LLC.

99.8	Form of Subordination Agreement dated as of August 1, 2008 by and between The Private Bank of the Peninsula and The Silver Lake Group LLC.

99.9	Press Release of the Registrant dated August 5, 2008.*

* furnished

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      August 6, 2008                                                                              VILLAGEEDOCS, INC.

                                                                                                                        By:  /s/   Michael A. Richard

                                                                                                                        Print Name:  Michael A. Richard

                                                                                                                        Title:  Chief Financial Officer